                                                                   Exhibit 10(b)

                                 INTERTAN, INC.

                         RESTRICTED STOCK UNIT AGREEMENT


          THIS AGREEMENT, made as of the 4th day of October, 2000, by and between INTERTAN, INC., a Delaware corporation (the "Company"), and James G. Gingerich ("Executive");

                              W I T N E S S E T H:

          WHEREAS, the Organization and Compensation Committee of the Board of Directors of the Company (the "Committee") acting under the Restricted Stock Unit Plan of the Company effective as of October 2, 2000 (the "Plan") has determined that it is desirable to award Restricted Stock Units (as defined in the Plan) to Executive under the Plan; and

          WHEREAS, pursuant to the Plan, the Committee has determined that the Restricted Stock Units so awarded shall be subject to the restrictions, terms and conditions of this Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Restricted Stock Unit Award. On the terms and conditions and
             ---------------------------
subject to the restrictions hereinafter set forth, the Company hereby makes to Executive, and Executive hereby accepts, a Restricted Stock Unit Award (the "Award") of an aggregate of 12,000 units (the "Units"), with each Unit representing a right to acquire one share of common stock, par value $1.00 per share ("Common Stock"), of the Company. The Award is made effective as of the date of this Agreement (the "Effective Date"). The Units are fictional devices for determining the number of shares of Common Stock (the "Shares") to be issued to Executive upon the satisfaction of applicable vesting conditions set forth herein and do not constitute a Common Stock equivalent or represent any interest in or right to the Company's securities. A certificate representing the Shares underlying the Units shall be delivered to Executive upon vesting of such Units as hereinafter set forth.

          2. Vesting of Restricted Units.
             ---------------------------

          (a) One-third of the Units shall be vested as of the Effective Date, and as soon as practicable after the effectiveness of a registration statement on Form S-8 to be filed with the U.S. Securities and Exchange Commission, a stock certificate for the Shares underlying such Units shall be issued and delivered to Executive.

          (b) The balance of the Units covered hereby (the "Restricted Units") shall be subject to a vesting period that shall commence on the Effective Date and shall terminate on June 30, 2002 (the "Restricted Period"). The maximum number of Restricted Units that may be fully vested as of the end of each fiscal year during the Restricted Period shall be as follows:

                                       1
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  Fiscal Year Ending              Maximum Number of Restricted Units
  ------------------              ----------------------------------
     June 30, 2001                                4,000
     June 30, 2002                                4,000


          (i) Annual Vesting.
              --------------

               (A) The maximum number of the Restricted Units set forth above for a fiscal year ending during the Restricted Period shall be fully vested if the consolidated operating income growth of the Company for each such fiscal year is 15% or greater compared to the consolidated operating income of the immediately preceding year. The effective date of the vesting of such Restricted Units for any fiscal year (the "Vesting Date") shall be the date the Company's consolidated operating income growth for such fiscal year is determined as provided in subparagraph (iv) below.

               (B) If the consolidated operating income growth of the Company is between 10% and 15% compared to the consolidated operating income of the immediately preceding year for any fiscal year during the Restricted Period, the following percentage of the maximum number of the Restricted Units for such fiscal year shall become vested on the Vesting Date for such fiscal year:

----------------------------------------------------------- ------------------------------------------------------
 Consolidated Operating Income Growth                            Percentage Entitlement of Maximum Possible Award
----------------------------------------------------------- ------------------------------------------------------
            10.0 - 10.99%                                                               20%
----------------------------------------------------------- ------------------------------------------------------

            11.0 - 11.99%                                                               36%
----------------------------------------------------------- ------------------------------------------------------

            12.0 - 12.99%                                                               52%
----------------------------------------------------------- ------------------------------------------------------

            13.0 - 13.99%                                                               68%
----------------------------------------------------------- ------------------------------------------------------

            14.0 - 14.99%                                                               84%
----------------------------------------------------------- ------------------------------------------------------

           15% or greater                                                              100%
----------------------------------------------------------- ------------------------------------------------------

               (C) If the consolidated operating income growth of the Company for any fiscal year is less than 10% compared to the consolidated operating income of the immediately preceding year, no Restricted Units shall vest for such fiscal year and such Restricted Units shall be forfeited unless such Restricted Units are later vested in accordance with subsection (ii) below.

          (ii) Three-Year Adjustment Provision.
               -------------------------------

               (A) If, at the end of the Restricted Period, Executive has not earned the maximum number of Restricted Units for any fiscal year, but the consolidated operating growth of the Company compounded annually for the three fiscal years ending June 30, 2002 is 15% or greater compared to the consolidated operating income of the fiscal year ending June 30, 1999, then all Restricted Units not yet fully vested shall vest in their entirety on the date the Company's consolidated operating growth for the three fiscal years ending June 30, 2002 is determined as provided in subparagraph (iv) below (the "Adjustment Vesting Date").

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

               (B) If, at the end of the Restricted Period, Executive has not earned the maximum number of Restricted Units for any fiscal year, and the consolidated operating growth of the Company compounded annually for the three fiscal years ending June 30, 2002 is less than 10% compared to the consolidated operating income of the fiscal year ending June 30, 1999, all Restricted Units not yet vested shall be forfeited.

               (C) If, at the end of the Restricted Period, Executive has not earned the maximum number of Restricted Units for any fiscal year, and the consolidated operating growth compounded annually for the three fiscal years ending June 30, 2002 is at least 10% but does not exceed 15% compared to the consolidated operating income of the fiscal year ending June 30, 1999, the following percentage of the maximum number of the Restricted Units (including, for purposes of this formula, any Restricted Units which vested during the Restricted Period) shall become vested on the Adjustment Vesting Date:



------------------------------------------------------------ ---------------------------------------------------------------
  Consolidated Operating Income Growth                                     Percentage Entitlement of Maximum Possible Award
------------------------------------------------------------ ---------------------------------------------------------------
            10.0 -- 10.99%                                                                         20%
------------------------------------------------------------ ---------------------------------------------------------------

            11.0 -- 11.99%                                                                         36%
------------------------------------------------------------ ---------------------------------------------------------------

            12.0 -- 12.99%                                                                         52%
------------------------------------------------------------ ---------------------------------------------------------------

            13.0 -- 13.99%                                                                         68%
------------------------------------------------------------ ---------------------------------------------------------------

            14.0 -- 14.99%                                                                         84%
------------------------------------------------------------ ---------------------------------------------------------------

           15% or greater                                                                         100%
------------------------------------------------------------ ---------------------------------------------------------------


               (iii) Limitation on Vesting. Under no circumstances shall
                     ---------------------
Executive become vested with respect to a number of Restricted Units that exceeds his or her maximum entitlement under the Annual Vesting Provision or the Three-Year Adjustment Provision set forth in subsections (i) and (ii), respectively, above.

               (iv) Consolidated Operating Income. The Company's consolidated
                    -----------------------------
operating income or consolidated operating income growth for any year shall be as determined by the Company's independent auditors.

          (c) The Restricted Units shall be forfeited to the Company at no cost to the Company if Executive's employment with the Company or a subsidiary of the Company terminates prior to the vesting of such Restricted Units; provided, however, that the Restricted Units shall become fully vested upon (i) Executive's termination of employment during the Restricted Period due to death,
(ii) the occurrence of a Change of Control (as defined below) during the Restricted Period, or (iii) the involuntary termination of Executive's employment with the Company during the Restricted Period for any reason other than Just Cause (as defined below), if within a one year period beginning on the date of such termination there occurs a Change of Control. Transfer of employment without interruption of service between or among the Company and any of its subsidiaries shall not be considered a termination of employment.

            (d) Upon the vesting of the Restricted Units, the restrictions applicable to the Restricted Units shall terminate, and as soon as practicable thereafter a stock certificate for the number of Shares underlying the Restricted Units that have vested, shall be delivered to Executive or Executive's beneficiary or estate, as the case may be. Notwithstanding the foregoing, the Shares underlying the Restricted Units that have vested may only be sold by Executive in compliance with the provisions of the Securities Act of 1933, as amended.

          (e) Notwithstanding anything contained herein to the contrary, (i) the Committee shall have the right to waive all or any portion of any outstanding vesting conditions prior to the termination of such vesting conditions with respect to any or all of the Restricted Units on such terms and conditions as the Committee may, in writing, deem appropriate and (ii) the provisions of this
Section 2 are subject to the provisions of the Plan.

          (f) For purposes of this Agreement, the following terms shall have the indicated meanings:

          Change in Control: A "Change in Control" shall be deemed to have occurred in the event that:

               (i) any person, corporation, partnership, association, joint stock company, trust, unincorporated organization, or government, including a political subdivision thereof (or any combination thereof acting for the purpose of acquiring, holding, voting, or disposing of equity securities of the Company), acquires beneficial ownership of at least twenty percent (20%) of the then issued and outstanding Common Stock of the Company; or

               (ii) on any day more than fifty percent (50%) of the members of the Board of Directors of the Company (excluding those members replacing deceased directors) were not directors two (2) years prior to such date; or

               (iii) substantially all the assets of the Company are sold or the Company is merged or consolidated or otherwise acquired by or with another corporation (other than a subsidiary of the Company) unless, as the result of any such merger, consolidation, or acquisition, (a) the Company is the surviving entity, and (b) not more than twenty percent (20%) of the Company's then issued and outstanding Common Stock is sold or exchanged as the result of such merger, consolidation, or acquisition.

               (iv) Any provision hereof to the contrary notwithstanding, any shares of the Company's Common Stock sold or exchanged as the result of any acquisition agreement initiated by the Company whereby the Company acquires control of or substantially all the assets of another corporation shall not constitute a Change of Control.

          Just Cause: The term "Just Cause" shall mean dishonest or fraudulent conduct of Executive or the conviction of Executive of a crime involving moral turpitude.

          3. No Rights as Stockholder. Until the issuance of a certificate or
             ------------------------
certificates representing all or any portion of the Shares underlying the Restricted Units to Executive, Executive

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

shall have no rights as a stockholder, including voting rights, the right to receive dividends and distributions with respect to and the right to transfer, pledge, exchange hypothecate or otherwise dispose of the Shares underlying the Restricted Units; provided that the number of shares underlying each Restricted Unit may be adjusted in accordance with Section 4.

          4. Adjustments. In the event the Company shall effect a split of its
             -----------
Common Stock or dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of Shares underlying the Restricted Units shall be increased or decreased proportionately.

          In the event of a reclassification of the Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization, including a merger, consolidation or sale of assets, the Board of Directors shall make such adjustments, if any, as it may deem appropriate in the number and kind of Shares underlying the Restricted Units. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

          5. Withholding Taxes.
             -----------------

          (a) No later than the date of the issuance of Shares underlying any of the Restricted Units set forth herein, Executive will pay to the Company or its subsidiaries for remittance to the tax authorities, or make arrangements satisfactory to the Committee regarding payment of, any foreign, federal, provincial or local taxes of any kind ("Taxes") required by law to be withheld with respect to the Restricted Units with respect to which such restrictions have terminated.

          (b) Any provision of this Agreement to the contrary notwithstanding, if Executive does not otherwise satisfy the obligation of Executive under
Section 5(a) of this Agreement, then the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due from the Company or its subsidiaries to or with respect to Executive, whether or not pursuant to this Agreement or the Plan and regardless of the form of payment, any Taxes required by law to be withheld with respect to vested Shares underlying the Restricted Units and shall remit such Taxes to the tax authorities on behalf of Executive.

          6. Non-Assignability. The Award is not assignable or transferable by
             -----------------
Executive.

          7. Plan Provisions. By execution of this Agreement, Executive agrees
             ---------------
that the Award and the Units shall be governed by and subject to all applicable provisions of the Plan. This Agreement is subject to the Plan, and the Plan shall govern where there is any inconsistency between the Plan and this Agreement.

          8. Governing Law. This Agreement shall be governed by and construed
             -------------
and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

          9. Binding Effect. This Agreement shall be binding upon and inure to
             --------------
the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns;

provided, however, that Executive shall not assign or otherwise transfer this Agreement or any of Executive's rights or obligations hereunder.

          10. Entire Agreement; Amendment. This Agreement constitutes the entire
              ---------------------------
agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter hereof. Without limiting the generality of the foregoing, the parties hereto agree and acknowledge that this Agreement and the awards granted herein supersede the letter dated June 9, 1999 and any awards referenced therein. To the fullest extent provided by applicable law, this Agreement may be amended, modified and supplemented by mutual consent of the parties hereto at any time, with respect to any of the terms contained herein, in such manner as may be agreed upon in writing by such parties.

          11. Notices. All notices required or permitted to be given or made
              -------
under this Agreement shall be in writing and shall be deemed to have been duly given or made if (a) delivered personally, (b) transmitted by first class registered or certified Canadian or United States mail, postage prepaid, return receipt requested, (c) sent by prepaid overnight courier service or (d) sent by telecopy or facsimile transmission, answer back requested, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith. Such notices shall be effective
(a) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (b) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefor or (c) if sent by telecopy or facsimile transmission, when the answer back is received. The Company or Executive may change, at any time and from time to time, by written notice to the other, the address that the Company or Executive had theretofore specified for receiving notices. Until such address is changed in accordance herewith, notices under this Agreement shall be delivered or sent (a) to Executive at Executive's address as set forth in the records of the Company or (b) to the Company at the principal executive offices of the Company clearly marked "Attention: President."

          12. Severability. If any provision of this Agreement is held to be
              ------------
unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

          13. Counterparts. This Agreement may be executed by the parties hereto
              ------------
in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

          14. Descriptive Headings. The descriptive headings herein are inserted
              --------------------
for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement.

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

          15. Gender. Pronouns in masculine, feminine and neuter genders shall
              ------
be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

          16. References. The words "this Agreement," "herein," "hereof,"
              ----------
"hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

          17. Employment. Nothing in this Agreement shall be deemed to
              ----------
constitute a promise or guarantee by the Company or its subsidiaries to Executive of continuing employment.

          18. Beneficiary Designation. Executive shall have the right to
              -----------------------
designate a beneficiary to receive the stock certificates for the Shares underlying the Restricted Units that have vested Executive under the Plan as of the date of Executive's death. In the event no such beneficiary is designated, such stock certificates shall be delivered to Executive's estate.

          IN WITNESS WHEREOF, the Company and Executive have executed this Agreement as of the date first above written.

                               INTERTAN, INC.


                               By:   /s/ Jeffrey A. Losch

                                     Name: Jeffrey A. Losch
                                     Title: Vice President, General
                                            Counsel & Secretary





                               /s/ James G. Gingerich

                               James G. Gingerich

                                       7